The Munder Funds
Supplement Dated December 4, 1996
to Prospectus Dated October 28, 1996
Class Y Shares of:
Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Equity Selection Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Mid-Cap Growth Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Value Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Intermediate Bond Fund, Munder Cash Investment Fund, Munder Money Market Fund, Munder Tax-Free Money Market Fund, and Munder U.S. Treasury Money Market Fund

CHANGE IN PORTFOLIO MANAGER FOR THE MUNDER MICHIGAN TRIPLE
TAX-FREE BOND FUND, MUNDER TAX-FREE BOND FUND, AND MUNDER TAX-
FREE INTERMEDIATE BOND FUND

	Talmadge D. Gunn, Vice President and Director of Tax-Exempt Trading of the Advisor since 1993, currently manages the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund. Mr. Gunn is responsible for managing fixed income portfolios and overseeing the trading of tax-exempt fixed income securities for the Advisor. Prior to joining MCM, he was employed by Comerica Bank as Assistant Vice President and Securities Trader (1985-1993) and Senior Investment Analyst for the Fixed Income Division (1984-1985).


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